Exhibit 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     I, Kevin Fairbairn, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Intevac, Inc. on Form 10-Q for the quarterly period ended September 26, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Intevac, Inc.
Date: October 27, 2009

/s/ KEVIN FAIRBAIRN
Kevin Fairbairn
President, Chief Executive Officer and Director

     I, Jeffrey Andreson, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Intevac, Inc. on Form 10-Q for the quarterly period ended September 26, 2009 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Intevac, Inc.
Date: October 27, 2009

/s/ JEFFREY ANDRESON
Jeffrey Andreson
Executive Vice President, Finance and Administration, Chief Financial Officer, Treasurer and Secretary

     A signed original of this written statement required by Section 906 has been provided to Intevac, Inc. and will be retained by Intevac, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.